UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

On August 10, 2004, the Company issued a press release announcing that it had received a letter from Nasdaq notifying it that it is not in compliance with Nasdaq’s continuing listing requirements. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit	Description of Exhibit
99.1	Press Release, dated August 10, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, INC.

Date: August 10, 2004	By:	/s/ James L. Green
James L. Green President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated August 10, 2004.

E-1